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                                                                Exhibit 10.3(a)

                             FIRST AMENDMENT TO THE
                        2002 ROYAL SONESTA LOAN AGREEMENT

     BE IT KNOWN, that on the days of March 2004, before us, the undersigned Notaries Public duly commissioned and qualified, personally came and appeared:

     ROYAL SONESTA, INC., a Louisiana corporation having its principal place of business in New Orleans, Louisiana, TIN #72-0803191, herein represented by its undersigned officer, duly authorized and acting pursuant to resolutions of its Board of Directors, a certified copy of which is annexed hereto ("Borrower");

     and

     HIBERNIA NATIONAL BANK, a national banking association, organized and existing under the laws of the United States of America, and domiciled in the Parish of Orleans, State of Louisiana, with its principal office at 313 Carondelet Street, New Orleans, Louisiana 70130, TIN #72-0210640, represented herein by its duly authorized undersigned officer ("Bank");

     and

     SONESTA INTERNATIONAL HOTELS CORPORATION, a New York corporation having its principal place of business in Boston, Massachusetts, TIN #135648107, herein represented by its undersigned officer, duly authorized and acting pursuant to resolutions of its Board of Directors ("Guarantor").

who covenant and agree that:

     WHEREAS, Borrower, Guarantor and Bank entered into the 2002 Royal Sonesta Loan Agreement ("2002 Agreement") effective as of April 1, 2002,

     WHEREAS, Borrower, Guarantor and Bank desire to amend certain provisions of the 2002 Agreement to provide that (i) the commitment to lend under the Revolving Credit Loan is reduced in the aggregate principal amount at any one time outstanding to $3,000,000, (ii) the expiration of the commitment shall be February 28, 2005, (iii) Guarantor will no longer required to maintain a minimum level of equity, and (iv) Guarantor is no longer restricted from paying dividends.

     NOW, THEREFORE, in consideration of the mutual benefits received or to be received by each of them, Borrower, Guarantor and Bank do hereby enter into this First Amendment of the 2002 Agreement ("First Amendment") and covenant and agree as follows:

     1.   Section 1.1 TERMS DEFINED ABOVE is hereby amended to read as follows:

          " As used in this 2002 Agreement, the terms "Borrower", "Bank", "Guarantor", "2002 Agreement", and "First Amendment" shall have the meanings indicated above."

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     2.   The following definitions in the Section 1.2 section entitled
"DEFINITIONS" are hereby amended to read as follows:

          "MAXIMUM REVOLVING CREDIT LOAN AMOUNT" shall mean the sum of Three Million and No/100 ($3,000,000.00) Dollars.

          "TERMINATION DATE" shall mean February 28, 2005.

     3.   Section 2.1 is hereby amended in its entirety to read as follows:

          SECTION 2.1 LOAN. Subject to the terms and conditions of this Agreement, and relying on the representations and warranties contained in this Agreement, and provided no Event of Default exists, Bank agrees to make, and Borrower agrees to accept the Revolving Credit Loan in the aggregate principal amount at any one time outstanding not to exceed Three Million and No/100 ($3,000,000.00) Dollars. Prior to the Termination Date, Borrower may utilize the Revolving Credit Loan by borrowing, repaying or prepaying, and re-borrowing such Revolving Credit Loan in whole or in part, all in accordance with the terms and conditions hereof. The Revolving Credit Loan outstanding on the Termination Date shall be repaid in full on that date.

     4.   Section 2.8 is hereby amended in its entirety to read as follows:

          SECTION 2.8 COMMITMENT FEE. In addition to the commitment fee of $2,500.00 ("Commitment Fee") which Borrower has paid Bank, Borrower shall pay Bank a fee of $1,000.00 for the First Amendment fee ("Amendment Fee").

     5. Borrower and Guarantor hereby reaffirm represent, warrant and covenant to Bank that the representations and warranties set forth in Section 4 remain true and in effect. In particular Borrower and Guarantor represent that the execution of the First Amendment is properly authorized and will not violate the Borrower's or the Guarantor's Articles of Incorporation or their Bylaws, or any contract, agreement, law, regulation, order, injunction, judgment, decree or writ to which Borrower or Guarantor is subject, or any indenture, mortgage, deed of trust, credit agreement, lease or other instrument to which Borrower or Guarantor or any of their property is bound, and do not conflict with or result in a breach of or constitute a default under any such instrument.

          Neither Borrower nor Guarantor is in default, in any respect which materially and adversely affects their business, properties, operations or condition, financial or otherwise, under any indenture, mortgage, deed of trust, contract, agreement or other instrument to which Borrower or Guarantor is a party or by which they are bound, nor, in any respect which materially and adversely affects their business, properties, operations or condition, financial or otherwise any order, writ, injunction, judgment, decree or any statute, rule or regulation.

     6. Borrower will promptly pay or will cause to be paid all reasonable legal costs and fees incurred by Bank in connection with the preparation of this First Amendment.

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     7.   Section 6.11 (a) (i) and (ii) entitled FINANCIAL RATIOS is hereby deleted in its entirety.

     8. Section 7.4 entitled DIVIDENDS. DISTRIBUTION. REDEMPTIONS is hereby deleted in its entirety.

     Except as hereinabove stated, the terms and conditions of the Agreement shall remain unchanged and in full force and effect and be binding upon Borrower and Bank as though set forth herein at length, and nothing herein contained shall be construed as a novation of the debt.

     THUS DONE AND PASSED on the 15th of March, 2004, in the City of Boston, State of Massachusetts in the presence of the undersigned witnesses who hereunto sign their names with the Mortgagor and me, Notary, after due reading of the whole.

WITNESSES:                        BORROWER
                                  ROYAL SONESTA, INC
/S/                               BY: /S/
----------------------                -----------------------------------
Peter J. Sonnabend                Name:  Boy van Riel
                                  Title: Vice President & Treasurer
/S/
----------------------
David Rakouskas                   GUARANTOR
                                  SONESTA INTERNATIONAL HOTELS
                                  CORPORATION
                                  BY: /S/
                                      -----------------------------------
                                  Name:  Boy van Riel
                                  Title: Vice President & Treasurer
                       -----------------------------------------
                                  BAR #
                                       ----------------
                                  NOTARY PUBLIC /S/
                                                -------------------------
                                                Karen K. Pettiford
                       MY COMMISSION EXPIRES ON 4/2/2010
                                                ------------

     THUS DONE AND PASSED on the 15th of March, 2004, in the city of New Orleans, State of Louisiana, in the presence of the undersigned witnesses who hereunto sign their names with the Mortgagor and me, Notary, after due reading of the whole.

WITNESSES:                        BANK
                                  HIBERNIA NATIONAL BANK
/S/                               BY: /S/
----------------------                -----------------------------------
Christine Ricouard                Name:  Andrew B. Booth
                                         --------------------------------
                                  Title: Vice President
                                         --------------------------------
/S/
----------------------
Brian Page

                       /S/
                       -----------------------------------------
                                   KATHLEEN S. PLEMER
                                      NOTARY PUBLIC
                                       BAR # 11003
                              MY COMMISSION ISSUED FOR LIFE

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